Exhibit 24.1
POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ John D. Baker, II
John D. Baker, II

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins Jr. and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to Vulcan Materials Company’s registration statement on Form S-4, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of March, 2009.

/s/ Vincent J. Trosino
Vincent J. Trosino